UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFSouthern New York In Re. Converge Direct, LLC Debtor(s) § § § § Case No. 23-11957 Lead Case No. 23-11969 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 12/31/2023 Petition Date: 12/07/2023 Months Pending: 1 Industry Classification: 5 4 1 9 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 79 Debtor's Full-Time Employees (as of date of order for relief): 80 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Brian S. Lennon 01/31/2024 Brian S. Lennon 787 Seventh Avenue, New York, NY 10019 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 1 of 18

UST Form 11-MOR (12/01/2021) 2 Debtor's Name Converge Direct, LLC Case No. 23-11957 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $322,855 b. Total receipts (net of transfers between accounts) $15,940,007 $15,940,007 c. Total disbursements (net of transfers between accounts) $11,684,963 $11,684,963 d. Cash balance end of month (a+b-c) $4,577,898 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $11,684,963 $11,684,963 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $11,457,589 b. Accounts receivable over 90 days outstanding (net of allowance) $632 c. Inventory ( (attach explanation))Book Market Other $0 d Total current assets $17,218,789 e. Total assets $47,988,499 f. Postpetition payables (excluding taxes) $10,242,461 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $10,242,461 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $21,577,228 n. Total liabilities (debt) (j+k+l+m) $31,819,689 o. Ending equity/net worth (e-n) $16,168,810 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $9,946,105 b. Cost of goods sold (inclusive of depreciation, if applicable) $8,739,694 c. Gross profit (a-b) $1,206,411 d. Selling expenses $0 e. General and administrative expenses $1,319,986 f. Other expenses $34,766 g. Depreciation and/or amortization (not included in 4b) $6,255 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $-154,596 $-154,596 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 2 of 18

UST Form 11-MOR (12/01/2021) 3 Debtor's Name Converge Direct, LLC Case No. 23-11957 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 3 of 18

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Converge Direct, LLC Case No. 23-11957 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 4 of 18

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Converge Direct, LLC Case No. 23-11957 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 5 of 18

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Converge Direct, LLC Case No. 23-11957 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 6 of 18

UST Form 11-MOR (12/01/2021) 7 Debtor's Name Converge Direct, LLC Case No. 23-11957 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 7 of 18

UST Form 11-MOR (12/01/2021) 8 Debtor's Name Converge Direct, LLC Case No. 23-11957 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $49,901 $49,901 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 8 of 18

UST Form 11-MOR (12/01/2021) 9 Debtor's Name Converge Direct, LLC Case No. 23-11957 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ G. Grant Lyon Signature of Responsible Party Interim CEO Printed Name of Responsible Party 01/31/2024 DateTitle G. Grant Lyon 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 9 of 18

UST Form 11-MOR (12/01/2021) 10 Debtor's Name Converge Direct, LLC Case No. 23-11957 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 10 of 18

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Converge Direct, LLC Case No. 23-11957 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 11 of 18

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Converge Direct, LLC Case No. 23-11957 PageFour PageThree 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 12 of 18

In re: Troika Media Group, Inc. Lead Case No.: 23-11969 Statement of cash receipts and disbursements December 2023 $ in USD TROIKA MEDIA GROUP, INC. & RELATED DEBTORS Case Number: Debtor: Beginning Cash Balance: Cash Receipts (net): Cash Disbursements (net): Ending Cash Balance (before InterCo Transfers): Intercompany Transfers Ending Cash Balance: 081-23-11957 CONVERGE DIRECT, LLC (1) 322,854.55$ 15,940,006.97$ (11,684,963.39)$ 4,577,898.13$ (2,875,500.00)$ 1,702,398.13$ 081-23-11958 CONVERGE DIRECT INTERACTIVE, LLC -$ -$ -$ -$ -$ -$ 081-23-11959 CD ACQUISITION CORP. -$ -$ -$ -$ -$ -$ 081-23-11960 LACUNA VENTURES, LLC -$ -$ -$ -$ -$ -$ 081-23-11961 MISSION MEDIA USA, INC. -$ -$ -$ -$ -$ -$ 081-23-11962 MISSIONCULTURE LLC -$ -$ -$ -$ -$ -$ 081-23-11963 TROIKA DESIGN GROUP, INC. -$ -$ -$ -$ -$ -$ 081-23-11964 TROIKA IO, INC. -$ -$ -$ -$ -$ -$ 081-23-11965 TROIKA MISSION WORLDWIDE, INC. -$ -$ -$ -$ -$ -$ 081-23-11966 TROIKA PRODUCTION GROUP, LLC -$ -$ -$ -$ -$ -$ 081-23-11967 TROIKA SERVICES, INC. -$ -$ -$ -$ -$ -$ 081-23-11968 TROIKA-MISSION HOLDINGS, INC -$ -$ -$ -$ -$ -$ 081-23-11969 TROIKA MEDIA GROUP, INC. (2) 297,691.73$ 113,857.45$ (985,203.12)$ (573,653.94)$ 2,875,500.00$ 2,301,846.06$ TOTALS: 620,546.28$ 16,053,864.42$ (12,670,166.51)$ 4,004,244.19$ -$ 4,004,244.19$ (1) Converge Direct, LLC total cash received includes $7,307,500 received relating to DIP financing. (2) Total ending balance for Troika Media Group, Inc. of ~$2.3M includes the Restricted Cash held in Escrow of $1.625M. 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 13 of 18

In re: Troika Media Group, Inc. Lead Case No.: 23-11969 Consolidated Balance Sheets December 2023 $ in USD TROIKA MEDIA GROUP, INC. & RELATED DEBTORS CONVERGE DIRECT, LLC CONVERGE DIRECT INTERACTIVE, LLC CD ACQUISITION CORP. LACUNA VENTURES, LLC MISSION MEDIA USA, INC. MISSION CULTURE LLC TROIKA DESIGN GROUP, INC. TROIKA IO, INC. TROIKA MISSION WORLDWIDE, INC. TROIKA PRODUCTION GROUP, LLC TROIKA SERVICES, INC. TROIKA-MISSION HOLDINGS, INC. TROIKA MEDIA GROUP, INC. Total Consolidated December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, 2023 2023 2023 2023 2023 2023 2023 2023 2023 2023 2023 2023 2023 2023 ASSETS (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Current assets: Cash and cash equivalents 1,694,638$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 666,350$ 2,360,988$ Restricted cash (1) - - - - - - - - - - - - 1,625,000 1,625,000 Accounts receivable, net 11,457,589 - - - - - - - - - - - - 11,457,589 Contract assets 2,678,495 - - - - - - - - - - - - 2,678,495 Prepaid expenses and other current assets 1,388,067 - - - - - - - - - - - 2,206,993 3,595,060 Total current assets 17,218,789 - - - - - - - - - - - 4,498,343 21,717,132 Non-current assets: Property and equipment, net 212,329 - - - - - - - - - - - 49,395 261,724 Operating lease right-of-use assets, net 2,327,494 - - - - - - - - - - - - 2,327,494 Amortizable intangible assets, net - - - - - - - - - - - - 31,152,730 31,152,730 Goodwill - - - - - - - - - - - - 21,614,359 21,614,359 Other assets 548,554 - - - - - - - - 184,530 - - - 733,084 Due to related Party (2) 27,681,333 1,991,570 - 9,352,769 (98,902) (9,735,519) (9,898,289) (14,031,065) (382,168) (1,569,805) (4,369,074) (13,809,299) 14,868,449 (0) Total assets 47,988,499$ 1,991,570$ -$ 9,352,769$ (98,902)$ (9,735,519)$ (9,898,289)$ (14,031,065)$ (382,168)$ (1,385,275)$ (4,369,074)$ (13,809,299)$ 72,183,277$ 77,806,523$ LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT) Liabilities Not Subject to Compromise Current liabilities: Accounts payable 2,400,586$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 231,691$ 2,632,277$ Accrued and other current liabilities - - - - - - - - - - - - 2,179,321 2,179,321 Accrued billable expenses 7,264,719 - - - - - - - - - - - - 7,264,719 Deferred Revenue 577,156 - - - - - - - - - - - - 577,156 Current portion of long-term debt, net of deferred financing costs - - - - - - - - - - - - 328,333 328,333 Total current liabilities Not Subject to Compromise 10,242,461 - - - - - - - - - - - 2,739,345 12,981,806 Non-current liabilities: Long-term debt, net of deferred financing costs (3) - - - - - - - - - - - - 7,800,000 7,800,000 Total liabilities Not Subject to Compromise 10,242,461 - - - - - - - - - - - 10,539,345 20,781,806 Liabilities Subject to Compromise (4) Current liabilities: Accounts payable 13,423,327$ -$ -$ -$ -$ 1,014,755$ 84,296$ -$ -$ -$ -$ -$ 253,560$ 14,775,939$ Accrued and other current liabilities 433,003 - - - - 461,773 - - - 100,044 - - 4,135,441 5,130,262 Accrued billable expenses 1,743,533 - - - - - - - - - - - - 1,743,533 Deferred Revenue 968,593 - - - - 2,456,168 835,250 - - - - - - 4,260,011 Current portion of long-term debt, net of deferred financing costs - - - - - - - - - - - - 1,966,241 1,966,241 Acquisition liabilities - - - - - - - - - - - - 9,346,504 9,346,504 Convertible note payable - - - - - - - - - - - - 60,006 60,006 Operating lease liabilities, current 638,144 - - - - 437,105 - - - 571,503 - - - 1,646,753 Taxes payable, net - - - - - 58,242 - - - - - - - 58,242 Restructuring liabilities - - - - - - - - - - - - 99,408 99,408 Contingent liability - - - - - - - - - - - - 939,224 939,224 Other current liabilities 8,615 - - - - - - - - - - - - 8,615 Total current liabilities Subject to Compromise 17,215,216 - - - - 4,428,044 919,546 - - 671,547 - - 16,800,383 40,034,737 Non-current liabilities: Long-term debt, net of deferred financing costs - - - - - - - - - - - - 66,286,105 66,286,105 Operating lease liabilities, non-current 4,362,013 - - - - 1,182,424 - - - 49,219 - - - 5,593,655 Other long-term liabilities - - - - - - - - - - - - 8,425 8,425 Total liabilities Subject to Compromise 21,577,228 - - - - 5,610,468 919,546 - - 720,766 - - 83,094,913 111,922,921 Total liabilities 31,819,689 - - - - 5,610,468 919,546 - - 720,766 - - 93,634,258 132,704,727 Total stockholders’ equity (deficit) 16,168,810 1,991,570 - 9,352,769 (98,902) (15,345,987) (10,817,835) (14,031,065) (382,168) (2,106,040) (4,369,074) (13,809,298) (21,450,981) (54,898,204) Total liabilities and stockholders’ equity (deficit) 47,988,499$ 1,991,570$ -$ 9,352,769$ (98,902)$ (9,735,519)$ (9,898,289)$ (14,031,065)$ (382,168)$ (1,385,275)$ (4,369,074)$ (13,809,298)$ 72,183,277$ 77,806,523$ – – – – – – – – – – – – – – (1) Restricted cash amount of $1.625M are funds held in escrow relating to bankruptcy professional fees. (2) Due to related party is related to intercompany accounts that net to zero in consolidation. (3) Long-term Debt Not Subject to Compromise is related to Debtor in Possession ("DIP") financing. (4) Liabilities Subject to Compromise relates to all pre-petition obligations, including any priority or secured claims. 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 14 of 18

In re: Troika Media Group, Inc. Lead Case No.: 23-11969 Consolidated Statements of Operations For the post-petition period (i.e., Dec 7 - Dec 31, 2023) $ in USD TROIKA MEDIA GROUP, INC. & RELATED DEBTORS CONVERGE DIRECT, LLC CONVERGE DIRECT INTERACTIVE, LLC CD ACQUISITION CORP. LACUNA VENTURES, LLC MISSION MEDIA USA, INC. MISSION CULTURE LLC TROIKA DESIGN GROUP, INC. TROIKA IO, INC. TROIKA MISSION WORLDWIDE, INC. TROIKA PRODUCTION GROUP, LLC TROIKA SERVICES, INC. TROIKA-MISSION HOLDINGS, INC. TROIKA MEDIA GROUP, INC. Total Consolidated Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, Dec 7 - Dec 31, 2023 2023 2023 2023 2023 2023 2023 2023 2023 2023 2023 2023 2023 2023 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Revenue 9,946,105$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 9,946,105$ Cost of revenue 8,739,694$ - - - - - - - - - - - - 8,739,694 Gross margin 1,206,411 - - - - - - - - - - - - 1,206,411 Gross margin % 12.1% NA NA NA NA NA NA NA NA NA NA NA NA 12.1% Operating expenses: Selling, general and administrative expenses 1,319,985 - - - - 6,114 - - - (35,882) (40,323) - 3,957,820 5,207,714 Depreciation and amortization 6,255 - - - - - - - - - - - 340,569 346,824 Impairments and other losses (gains), net - - - - - - - - - - - - - - Restructuring and other related charges - - - - - - - - - - - - (2,052) (2,052) Total operating expenses 1,326,240 - - - - 6,114 - - - (35,882) (40,323) - 4,296,336 5,552,486 Operating loss (119,829) - - - - (6,114) - - - 35,882 40,323 - (4,296,336) (4,346,075) Other income (expense): - Interest expense - - - - - - - - - - - - (77,877) (77,877) Loss contingency on equity issuance - - - - - - - - - - - - - - Miscellaneous income (expense) (1) (34,766) - - - - - - - - - - - 4,427 (30,339) Total other expense (34,766) - - - - - - - - - - - (73,450) (108,216) Loss from operations before income taxes (154,596) - - - - (6,114) - - - 35,882 40,323 - (4,369,786) (4,454,291) Income tax expense - - - - - - - - - - - - (11,282) (11,282) Net loss from continuing operations after income tax (154,596) - - - - (6,114) - - - 35,882 40,323 - (4,381,068) (4,465,573) Net loss (154,596) - - - - (6,114) - - - 35,882 40,323 - (4,381,068) (4,465,573) Foreign currency translation adjustment - - - - - - - - - - - - - - Comprehensive loss (154,596) - - - - (6,114) - - - 35,882 40,323 - (4,381,068) (4,465,573) (1.6%) NA NA NA NA NA NA NA NA NA NA NA NA (44.9%) (1) Miscellaneous income for Troika Media Group, Inc. relates to a refund received. 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 15 of 18

In re: Troika Media Group, Inc. Lead Case No.: 23-11969 Part 7 (a) - Prepetition Payments December 2023 $ in USD TROIKA MEDIA GROUP, INC. & RELATED DEBTORS Debtor Name Creditor Name Dates Amount CONVERGE DIRECT, LLC Vendor 8 12/11/2023 515,900 CONVERGE DIRECT, LLC Vendor 25 12/11/2023 1,416,838 CONVERGE DIRECT, LLC Extensis (payroll) 12/11/2023 208,531 CONVERGE DIRECT, LLC Vendor 3 12/12/2023 20,691 CONVERGE DIRECT, LLC Vendor 10 12/12/2023 3,120 CONVERGE DIRECT, LLC Vendor 14 12/13/2023 1,000 CONVERGE DIRECT, LLC Vendor 15 12/13/2023 178,520 CONVERGE DIRECT, LLC Vendor 19 12/13/2023 230,320 CONVERGE DIRECT, LLC Vendor 27 12/13/2023 25,189 CONVERGE DIRECT, LLC Vendor 29 12/13/2023 275,277 CONVERGE DIRECT, LLC Vendor 34 12/13/2023 30,900 CONVERGE DIRECT, LLC Vendor 37 12/13/2023 12,210 CONVERGE DIRECT, LLC Extensis (payroll) 12/13/2023 4,416 CONVERGE DIRECT, LLC Vendor 26 12/13/2023 81,567 CONVERGE DIRECT, LLC Vendor 7 12/13/2023 23,275 CONVERGE DIRECT, LLC Vendor 18 12/14/2023 53,228 CONVERGE DIRECT, LLC Vendor 22 12/14/2023 15,370 CONVERGE DIRECT, LLC Vendor 31 12/15/2023 600 CONVERGE DIRECT, LLC Vendor 36 12/15/2023 119,320 CONVERGE DIRECT, LLC AFLAC 12/15/2023 427 CONVERGE DIRECT, LLC Empower 401k 12/15/2023 7,882 CONVERGE DIRECT, LLC Vendor 11 12/15/2023 2,494,105 CONVERGE DIRECT, LLC JPM Credit Card 12/18/2023 2,752 CONVERGE DIRECT, LLC Vendor 18 12/18/2023 19,207 CONVERGE DIRECT, LLC Vendor 24 12/18/2023 56,795 CONVERGE DIRECT, LLC Vendor 26 12/19/2023 11,242 CONVERGE DIRECT, LLC Vendor 35 12/19/2023 1,929,431 CONVERGE DIRECT, LLC Vendor 1 12/19/2023 29,810 CONVERGE DIRECT, LLC Vendor 5 12/19/2023 1,080 CONVERGE DIRECT, LLC Vendor 9 12/19/2023 50,814 CONVERGE DIRECT, LLC Vendor 17 12/20/2023 20,082 CONVERGE DIRECT, LLC Vendor 20 12/21/2023 1,299,799 CONVERGE DIRECT, LLC Vendor 21 12/21/2023 10,741 CONVERGE DIRECT, LLC Vendor 4 12/21/2023 22,723 CONVERGE DIRECT, LLC Vendor 5 12/21/2023 25,980 CONVERGE DIRECT, LLC Vendor 6 12/21/2023 82,250 CONVERGE DIRECT, LLC Vendor 12 12/21/2023 116,128 CONVERGE DIRECT, LLC Vendor 13 12/21/2023 590,780 CONVERGE DIRECT, LLC Vendor 30 12/22/2023 50,070 CONVERGE DIRECT, LLC Vendor 31 12/28/2023 450 CONVERGE DIRECT, LLC Vendor 32 12/28/2023 578,912 CONVERGE DIRECT, LLC Vendor 34 12/28/2023 45,800 CONVERGE DIRECT, LLC Vendor 36 12/28/2023 105,500 CONVERGE DIRECT, LLC Vendor 28 12/28/2023 3,750 Total 10,772,779 Note: Vendor names have been anonymized for privacy. 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 16 of 18

In re: Troika Media Group, Inc. Lead Case No.: 23-11969 Part 7 (c) - Payments to Insiders December 2023 $ in USD TROIKA MEDIA GROUP, INC. & RELATED DEBTORS Debtor Account Used Employee Title Date Amount Reason for Payment CONVERGE DIRECT, LLC JPMorgan 6568 Derek McKinney General Counsel 12/15/2023 14,583 Wages CONVERGE DIRECT, LLC JPMorgan 6568 Lawrence Wolfe COO 12/15/2023 13,542 Wages CONVERGE DIRECT, LLC JPMorgan 6568 Derek McKinney General Counsel 12/29/2023 14,583 Wages CONVERGE DIRECT, LLC JPMorgan 6568 Lawrence Wolfe COO 12/29/2023 13,542 Wages TOTALS: 56,250 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 17 of 18

In re: Troika Media Group, Inc. Lead Case No.: 23-11969 Part 7(g) - Postpetition Debt Drawn December 2023 $ in USD TROIKA MEDIA GROUP, INC. & RELATED DEBTORS Debtor Creditor Name Date Amount CONVERGE DIRECT, LLC Blue Torch Finance LLC 12/11/23 2,600,000 CONVERGE DIRECT, LLC Blue Torch Finance LLC 12/15/23 3,700,000 CONVERGE DIRECT, LLC Blue Torch Finance LLC 12/22/23 1,007,500 TOTALS: 7,307,500 Note: Amounts above reflect only cash drawn net of financing fees. 23-11969-dsj Doc 156 Filed 01/31/24 Entered 01/31/24 21:40:17 Main Document Pg 18 of 18